UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Arvana Inc.

(Name of Registrant As Specified In Its Charter)

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Arvana Inc.

299 Main Street, 13th Floor

Salt Lake City, Utah 84111

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE ASKED NOT TO SEND US A PROXY

To the Stockholders of Arvana Inc.:

Arvana Inc. is delivering this Notice of Stockholder Action by Written Consent with the accompanying Information Statement to inform its stockholders that on February 22, 2023, the holders of a majority of the votes entitled to be cast by all holders of Arvana common stock, on the recommendation of its Board of Directors, approved by written consent, in lieu of a stockholders meeting, to effect a three-for-one (3-1) forward-split of its outstanding shares of common stock (“Forward-Split”), and to approve the Arvana Inc. 2022 Stock Incentive Plan, to qualify same, and to ratify stock options or restricted stock awards granted thereunder, in addition to those that may be granted in the future (“Incentive Plan”).

The Forward Split and the Incentive Plan were approved by Arvana’s Board by unanimous written consent and recommended to our controlling stockholder for stockholder action by written consent, as permitted under the Nevada Revised Statutes (“NRS”), and Arvana’s Bylaws. NRS § 78.320 (2) directs that any action that may be taken at a meeting of stockholders may be taken without a meeting if written consent thereto is signed by stockholders holding at least a majority of the voting power. Article III § 13 of the Bylaws permits stockholder action by written consent in accordance with the NRS. The Forward-Split and the Incentive Plan have been approved by stockholder action pursuant to written consent as described hereto.

The Information Statement is being furnished to the holders of Arvana common stock pursuant to § 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the NRS and Arvana’s Bylaws, solely for the purpose of informing you of the Forward-Split, and the Incentive Plan, before same take effect. Rule 14(c)-2 of the Exchange Act mandates that these actions will not become effective until at least twenty (20) calendar days after the mailing of this Notice and the accompanying Information Statement to stockholders. Arvana intends to effect the Forward-Split and qualify the Incentive Plan in compliance with filing and notification requirements.

You have the right to receive this Notice and the accompanying Information Statement if you were an Arvana stockholder of record at the close of business on February 22, 2023.

By Order of the Board of Directors

/s/ Ruairidh Campbell

Ruairidh Campbell

Chief Executive Officer

March 8, 2023

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Arvana Inc.

299 Main Street, 13th Floor

Salt Lake City, Utah 84111

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF ARVANA STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE ASKED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about March 7 2023, to the holders of record of Arvana Inc. shares of common stock (“Arvana,” “we,” “us,” or “our,”) as of February 22, 2023 (“Record Date”), in connection with the approval of the matters described in this Information Statement pursuant to the written consent of the holders of a majority of its issued and outstanding voting shares.

On February 21, 2023, following due consideration, our Board of Directors (“Board”) approved a three-for-one (3-1) forward-split of Arvana’s outstanding shares of common stock to stockholders of record at the close of business on March 31, 2023, with no change in the number of shares of common stock authorized or to the par value of its common stock (“Forward-Split”), approved the Arvana Inc. 2022 Stock Incentive Plan to qualify same, and to ratify stock options or restricted stock awards granted thereunder, in addition to those that may be granted in the future (“Incentive Plan”), and recommended to its controlling stockholder that it approve these measures by written consent. We elected to seek written consent from the holder of a majority of our issued and outstanding voting shares as opposed to holding a special stockholder meeting, to reduce the costs associated with obtaining stockholder approval, and to implement the actions presented in a timely manner. On February 22, 2023, we received written consent from the controlling stockholder that holds a majority of Arvana’s outstanding voting shares, and those members of the Board that hold outstanding voting shares, as described in this Information Statement.

Since approval of corporate actions by written consent is sufficient under the Nevada Revised Statutes (“NRS”), and Arvana’s Bylaws, neither the Forward-Split nor the Incentive Plan will be submitted to a stockholders vote. Instead, this Information Statement is furnished to those stockholders who did not participate in the written consent, to provide them with certain information concerning the actions to be taken in accordance with the requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the regulations promulgated under the Exchange Act, including Regulation 14(c). Rule 14(c)-2 of the Exchange Act mandates that the actions described herein will not be made effective until twenty (20) calendar days following the date on which this Information Statement is first mailed to our stockholders.

This Information Statement constitutes notice to Arvana’s stockholders of corporate measures taken by the Board, and those holders of a majority of the votes entitled to be cast by all holders of Arvana common stock, by written consent without a meeting of its stockholders, to approve the Forward-Split and the Incentive Plan.

Arvana will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this information to the beneficial owners of our common stock held by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

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DESCRIPTION OF ARVANA’S CAPITAL STOCK

The following is a description of the material provisions of our capital stock. The following description is intended to be a summary and does not describe all the provisions of our Articles of Incorporation, Bylaws or those provisions applicable to us under the NRS or Nevada law in general.

Common Stock

The holders of Arvana shares of common stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting, at which a quorum present, is sufficient for the approval of most matters on which stockholders may or must vote. Arvana shares of common stock do not carry cumulative voting rights, so holders of more than fifty percent (50%) of the common stock votes have the power to elect all directors and, as a practical matter, to control Arvana. Holders of Arvana common stock are not entitled to preemptive rights.

Quorum

The presence, in person or by proxy, of holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding shares entitled to vote at a meeting of stockholders constitute a quorum for the transaction of Arvana business.

Stock Transfer Agent

Arvana’s stock transfer agent is Issuer Direct, with offices located at One Glenwood Avenue, Suite 1001, Raleigh, North Carolina 27603. Issuer Direct’s phone number is (919) 877-6051.

STOCKHOLDER ACTIONS BY WRITTEN CONSENT

Vote

The holders of a majority of the outstanding votes entitled to be cast on the Record Date approved the Forward-Split and the Incentive Plan.

Vote Required

Arvana does not seek consents, authorizations, or proxies from you.

NRS § 78.315 provides that any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a written consent is signed by all members of the Board, with certain exceptions that are not applicable in this instance. On February 21, 2023, the Board, by unanimous written consent, approved and recommended for stockholder approval the Forward-Split and the Incentive Plan.

NRS § 78.320 provides that any action that may be taken at a meeting of stockholders may be taken pursuant to the written consent of the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On the Record Date, Arvana had 35,948,518 shares of common stock outstanding. Each share of Arvana common stock is entitled to one vote. Stockholders who held 21,395,980 shares of common stock, or 59.52% of the votes entitled to be cast by all outstanding shares of Arvana common stock on the Record Date, acted to approve the Forward-Split and the Incentive Plan.

The Stockholders Action by Written Consent, effective on the Record Date, was sufficient to approve the Forward-Split and the Incentive Plan. No further stockholder action is required to approve these actions.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 22, 2023, by:

•	each of our named executive officers;
•	each of our directors;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who beneficially own more than 5% of our common stock.

We are not aware of any arrangement that might result in a change in control.

The percentage of shares beneficially owned is computed based on 35,948,518 shares of common stock outstanding as of the Record Date. Shares that a person has the right to acquire within 60 days of the Record Date, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Shares of Common Stock
Directors and Officers
Common Stock	Ruairidh Campbell, CEO, CFO and Director 299 Main Street, 13th Floor, Salt Lake City, Utah 84111	200,000	< 1%
Common Stock	Shawn Teigen, Director 299 S. Main Street, 13th Floor, Salt Lake City, Utah 84111	-	-
Common Stock	Sir John Baring, Director 299 S. Main Street, 13th Floor, Salt Lake City, Utah 84111	14,625	<1%
Common Stock	All Directors and Executive Officers as a Group (3 persons)	214,625	<1%
Common Stock	Bondock LLC. (1) (2) 1057 Whitney Ranch Drive, Suite 350 Henderson, Nevada 89014	21,181,355	58.9%
Common Stock	Christy Lovig 4420 Bedford Road, Kelowna British Columbia, Canada V1W3C5	2,000,000	5.6%
Common Stock	Kerri Ann Hulet 1330 Calle Calma, Henderson, Nevada 89012	2,000,000	5.6%
Common Stock	Landon Lovig 8618-77 Street NW, Edmonton Alberta, Canada T6C2L8	2,000,000	5.6%
Common Stock	Lane Lovig 768 Patterson Avenue, Kelowna British Columbia Canada V1Y5C8	2,000,000	5.6%
Common Stock	Reagan Lovig 108-555 Wade Avenue East, Penticton British Columbia, Canada V2A1T3	2,000,000	5.6%
Total		31,395,980	87.3%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities & Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of any option, warrant or right, or through the conversion of a security, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2)	Bondock LLC. is under the beneficial ownership of Brian Lovig.
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Executive Compensation

General

The objective of our compensation program is to incentivize management for services rendered and to reward successful management of our objectives.

Arvana’s sole executive officer was compensated based on amounts invoiced and paid or accrued to a related party for services rendered and as an employee through certain periods ended December 31, 2022, and December 31, 2021. Services rendered included the drafting of transactional documentation, negotiation of prospective agreements and the preparation of public disclosure filings.

The information provided below with respect to “named executive officers,” as defined by Securities and Exchange Commission (“Commission”) regulations, includes compensation paid or accrued to our sole executive officer during the fiscal years ended December 31, 2022, and 2021. Arvana had no other executive officers, or non-executive officers or employees whose total compensation during the respective fiscal years presented exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Ruairidh Campbell	2022	30,000	-	-	143,000	-	-	18,731	191,731
CEO, CFO and a Dir.	2021	-	-	-	-	-	-	64,482	64,482

Outstanding Equity Awards

The following table presents information regarding certain outstanding equity awards held by our named executive officer as of December 31, 2022.

	Stock Options					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Prices ($)	Option Expiration Date (mm/dd/yy)	Number of Shares, or Units of Stock That Have Not Vested (#)	Market Value of Shares, or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of User Named Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Ruairidh Campbell	-	550,000	550,000	0.26	10/14/28	-	-	-	-

Long-Term Incentive Plans

Arvana does not have any long-term incentive plans, pension plans, or similar compensatory plans with its directors or named executive officer as of December 31, 2022.

Change of Control Agreements

Arvana is not party to any change of control agreements with any of its directors or executive officers.

Employment Agreement

Arvana entered into an employment agreement with its named executive officer on October 10, 2022, effective September 1, 2022, comprised of a salary paid monthly, in addition to incentive and non-qualified stock options. A monthly salary of $7,500 was paid for the initial four months of the agreement, and subsequently increased to $10,000 a month effective January 1, 2023. The 500,000 incentive stock options granted pursuant to the Incentive Plan vest in equal increments over the two (2) year term of the employment agreement.

Service on the Board includes an additional 50,000 non-qualified stock options under the Incentive Plan that vest in equal increments over five (5) years.

Stock options, whether incentive or non-qualified, when vested, have an exercise price of $0.26 per share for a period of six (6) years from the date of grant.

Stock Settlement

Arvana settled an amount of $40,000 due to a company owned by its named executive officer for services rendered as of September 1, 2022, in exchange for 200,000 of its restricted common shares valued at $0.20 a share.

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2022 Stock Incentive Plan

The Board approved the Arvana Inc. 2022 Stock Incentive Plan on September 30, 2022, and thereafter granted certain incentive stock options to our named executive officer, and certain non-qualified stock options to Board members and consultants as of provided in the table below.

Plan category	Number of securities issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by stockholders	2,650,000	$0.27	850,000
Total	2,650,000[1]	$0.27[2]	850,000[3]

1.	Stockholders Action in lieu of a special meeting of stockholders on February 3, 2022, approved a 3-1 for forward-split of common stock effective March 31, 2023, that increased the number of stock options three-fold to 7,950,000 stock options.
2.	Exercise of outstanding options will decrease threefold to $0.09 a share post forward-split.
[3]	Number of securities remaining available for future issuance under the Incentive Plan will increase threefold to 2,550,000.

Compensation of Directors

Arvana compensates its independent directors for service on the Board.

The following table summarizes the compensation paid or accrued to Arvana directors for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sir John Baring	800	-	-	-	-	-	800
Shawn Teigen	800	-	-	-	-	-	800
Ruairidh Campbell	-	-	-	-	-	-	-

Non-Qualified Stock Options

Arvana granted 50,000 non-qualified options pursuant to the Incentive Plan to each member of the Board on October 15, 2022, for services to be rendered, that vest in equal increments over five (5) years. The non-qualified stock options, when vested, have an exercise price of $0.26 per share for a period of six (6) years from the date of grant.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 1, 2022, being the commencement of the current fiscal year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of the Arvana;
2.	any proposed nominee for election as a director of the Arvana; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”.

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DESCRIPTION OF WRITTEN CONSENT ACTIONS

Stockholder Actions

On February 22, 2023, stockholders who held an aggregate of 21,395,980 shares of common stock, that represented 59.52% of our issued and outstanding shares of common stock, consented, on the recommendation of the Board, in writing, without a stockholders meeting, to approve the Forward-Split, and to approve the Incentive Plan.

Forward-Split

The Board’s recommendation and the decision of the stockholders, who represent a majority of our outstanding voting shares, to approve the Forward-Split were based on the belief that the limited number of trading shares is negatively impacting the trading liquidity of Arvana’s common stock. Low trading volumes can be a disincentive for investors to acquire stock. Brokerage firms generally are also reluctant to recommend securities with low trading volumes to clients and may even dissuade investors from purchasing such stocks. Arvana believes that the Forward-Split may improve the trading volume of its common stock, which increase may lead to a rise in investment interest. However, while the Forward-Split is a known measure designed to attract liquidity and interest in a company’s securities, the effect on the market price of a company’s securities is always uncertain. Other companies that have likewise forward-split their securities have had uneven results in the market price of their securities. The number of trading shares that Arvana will have on the effective date of the Forward-Split is only a single factor in whether trading volumes and investor interest will increase, other factors, including results of operations, will likely also influence trading volumes and investor interest.

Potential Risks

Once the Forward-Split is effective there can be no assurance that Arvana’s shares will maintain a stock price that is no less than proportionally the same as the stock price immediately prior to the Forward-Split, that the Forward-Split will result in an increase in trading volumes, or that brokerages or investors alike will be more likely to take an interest in our business. The market price of our stock will rely on Arvana’s financial performance, market conditions, the market’s perception of future prospects, as well as other factors that cannot be anticipated at this time.

Effects

The effect of the Forward-Split will be to simultaneously cause each outstanding share of Arvana’s common stock and treasury shares, immediately prior to the effectiveness of the Forward-Split, to become three (3) shares of common stock and will have no effect on the number of shares of common stock authorized or their par value. All shares of our common stock will increase proportionally on the same ratio. Our stockholders will be affected uniformly by the Forward-Split, and it will not affect any stockholder’s percentage ownership interests or proportionate voting power.

Outstanding

Arvana has 35,948,518 shares of common stock issued and outstanding or held as treasury shares. The number of outstanding shares of capital stock, including treasury shares (as well as the number of shares underlying stock options) will be increased to a number that will be equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Forward Split, multiplied by three (3). On the effective date of the Forward-Split Arvana will have 107,845,554 shares of common stock outstanding and 7,950,000 stock options outstanding. Other than the effect on the number of shares outstanding or held as treasury shares, the rights and preferences of our common stock prior and subsequent to the Forward-Split will remain the same.

Authorized

Arvana is authorized to issue a maximum of 500,000,000 shares of common stock par value $0.001. The number of shares authorized will remain 500,000,000 par value $0.001 after giving effect to the Forward-Split. The ratio of shares outstanding to shares authorized and available for issuance will increase after the Forward-Split from approximately 0.072 to approximately 0.216. The number of shares of authorized and available for issuance will decrease as a result of the Forward-Split from 464,604,020 shares of common stock to 392,154,446 shares of common stock.

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No Dissenters Rights

Stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Forward-Split.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Forward-Split is based on the Internal Revenue Code of 1986, as amended (“Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders.

This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of shares of common stock on the effective date of the Forward Split, solely in exchange for shares of common stock held prior to the Forward-Split will not generally result in a recognition of gain or loss to Arvana stockholders. The adjusted tax basis of a stockholder in the shares received on the effective date of the Forward-Split will be the same as the adjusted tax basis of the shares held prior to the Forward-Split that are technically exchanged, and the holding period of the common stock received after the Forward-Split will include the holding period of the shares held prior to the Forward-Split that are exchanged.

No gain or loss will be recognized by Arvana as a result of the Forward-Split. Arvana’s views regarding the tax consequences of the Forward-Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD-SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO ARVANA’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE FORWARD-SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE FORWARD-SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE FORWARD-SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE FORWARD-SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Effective Date

The effective time and date of the Forward-Split as determined by the Board and those stockholders holding a majority of the outstanding shares of voting stock on the Record Date, is the close of business on the over-the-counter markets (4.30 p.m. EST.) on March 31, 2023.

Arvana anticipates effectuating the Forward-Split, in coordination with FINRA, on the filing of a Certificate of Change with the Nevada Secretary of State dated after the tolling of the minimum twenty (20) calendar day period. Upon effectiveness of the Forward-Split, each outstanding share of our common stock will be automatically converted on the effective date and time at the applicable ratio. A copy of the Certificate of Change to be filed is attached hereto as Appendix I to this Information Statement.

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Delivery

Stockholders who hold their shares electronically with brokerage houses need do nothing to receive the additional shares to which they are entitled. On the effective date of the Forward-Split, the additional shares of common stock will be automatically credited to their respective brokerage accounts or other fiduciaries to whom their shares are directed.

Stockholders who hold their shares in book-entry form with our transfer agent (Issuer Direct) need do nothing to receive the additional shares to which they are entitled. On or about the effective date of the Forward-Split, a transaction statement will be sent to each stockholder to reflect the additional shares credited to their respective book-entry accounts.

Stockholders who hold their shares in certificate form need do nothing to receive the additional shares to which you are entitled. On the effective date of the Forward-Split, a transaction statement will automatically be sent to each certificate holder to reflect the additional shares credited to their respective accounts in book-entry with Issuer Direct.

Stockholders who would prefer a physical certificate to document the Forward-Split shares should contact Arvana directly and make such request prior to the effective date (March 31, 2023). Note the cost of issuing and delivering a physical certificate, as determined by Issuer Direct, will be passed on to the requesting stockholder.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES TO US OR OUR TRANSFER AGENT.

INCENTIVE PLAN

The Board’s recommendation and the decision of the stockholders to approve the Incentive Plan was predicated on the requirement that it be presented for stockholder approval within twelve (12) months of adoption to qualify the Incentive Plan and ratify stock option granted since adoption on September 30, 2022, in addition to those that might be granted in the future.

Plan

The following information contains a summary of the material provisions of the Incentive Plan and is qualified in its entirety by reference to the complete text.

The summery of the Incentive Plan’s federal income tax consequences is qualified in its entirety by reference to the Code.

The purpose of the Arvana Inc. 2022 Stock Incentive Plan is to provide a means through which Arvana may attract able persons to serve as employees, directors, or consultants of Arvana or its subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities for the successful administration and management of Arvana rest, and whose present and potential contributions to Arvana are of importance, may acquire and maintain stock ownership, thereby strengthening their concern for the welfare of Arvana.

The Incentive Plan provides for granting incentive stock options (“ISO’s”), non-qualified stock options (“NQSO’s”), restricted stock awards (“RSA’s”), or any combination of the foregoing, as is best suited to the circumstances of the employee, consultant, or director who might be eligible for participation. Employees are eligible for incentive stock options and non-qualified stock options under the Incentive Plan. Non-employee members of the Board and consultants are eligible for non-qualified stock options.

Arvana has historically maintained an equities award plan. The Turinco Inc. 2006 Stock Option Plan (“Turinco Inc.” is the former name of Arvana) (“2006 Plan”) was adopted on June 5, 2006. Under the 2006 Plan options were authorized and granted to employees, officers, directors and outside advisors. All stock options previously granted pursuant to the 2006 Plan have since been exercised or have expired. The 2006 Plan expired ten (10) years from the date on which it was adopted.

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The Board determined that it was advisable to continue to provide equity-based incentive awards to the Arvana and its subsidiaries’ employees, directors, and consultants to align the interests of such individuals with those of the stockholders. Accordingly, on September 30, 2022, the Board approved and adopted the Arvana Inc. 2022 Stock Incentive Plan. The Incentive Plan was subject to stockholder approval. A total of 3,500,000 shares of common stock have been reserved for issuance which number will increase to 10,500,000 shares on the effective date of the Forward-Split.

All statements made herein regarding the Incentive Plan, which are only intended to summarize the Incentive Plan, are qualified in their entirety by reference to the Incentive Plan, a copy of which is included as Appendix II to this Information Statement.

The Incentive Plan is administered by the Board’s Stock Incentive Plan Committee (“Committee”). A majority of the Committee constitutes a quorum, and the acts of a majority are acts of the Committee. The Committee has the authority, within limitations as set forth in the Incentive Plan, to interpret the terms of the Incentive Plan and establish rules and regulations concerning the Incentive Plan, to determine the persons to whom options may be granted, the number of shares of common stock to be covered by each option, and the exercise price, in addition to any other terms or provisions attached to the options granted. The Committee also has the authority, subject to the terms of the Incentive Plan, to determine appropriate adjustments in the terms of each outstanding option in the event of a change in the shares of common stock or Arvana’s capital structure.

The Committee has recommended, and the Board has granted tenure-based stock options under the terms and conditions provided in the table below.

Name	Incentive Stock Options	Non-qualified Stock Options	Exercise Price	Full Vesting Period
Sir John Baring	-	50,000	$0.26	Vest over 5 years annually in 10,000 option increments
Ruairidh Campbell	550,000	-	$0.26	500,000 options vest over 2 years annually in 250,000 option increments; 50,000 vest annually over 5 years in 10,000 option increments
Shawn Teigen	-	50,000	$0.26	Vest over 5 years annually in 10,000 option increments
Nelson Skalbania	-	1,000,000	$0.28	Vest over 3 years annually in 333,000 option increments
Terry Yuck	-	1,000,000	$0.28	Vest over 3 years annually in 333,000 option increments

Other than as discussed above, Arvana does not have any current plans to issue additional securities under the Incentive Plan to any of the named executive officers, directors, or any other specific individuals.

Options granted under the Incentive Plan may be either ISOs within the meaning of § 422 of the Internal Revenue Code, NQSOs”, or RSAs” as the Committee may determine. The exercise price of an option is fixed by the Committee on the date of grant, except that (i) the exercise price of an ISO granted to any employee who owns (directly or by attribution) shares of common stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of Arvana (“10% Owner”) must be at least equal to 110% of the fair market value of the shares on the date of grant, (ii) the exercise price of an ISO granted to any employee other than a 10% Owner must be at least equal to the fair market value of the shares on the date of the grant, (iii) the exercise price of any stock option shall not be less than one hundred percent (100%) of the fair market value of the shares subject to the option on the date the option is granted. Any options granted must expire within ten years from the date of grant (five years in the case of an ISO granted to a 10% Owner). Shares subject to options granted under the Incentive Plan which expire, terminate, or are canceled without having been exercised in full become available again for option grants. At the time of the grant of an RSA, the Board will determine the price to be paid by the participant for each share subject to the RSA. To the extent required by applicable law, the price to be paid by the participant for each share of common stock consisting of an RSA will not be less than the par value per share of common stock. An RSA may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

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No Dissenters Rights

Stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Incentive Plan.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the grants under the Incentive Plan is based on the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

Incentive Stock Options.

The following general rules will be applicable under current United States federal income tax law to ISOs granted under the Incentive Plan:

In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares of common stock to him or her upon the exercise of the ISO, and Arvana is not entitled to a federal income tax deduction upon either the grant or exercise of an ISO. However, under certain circumstances there may be alternative minimum tax. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (“Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

If shares of common stock acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (“Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, Arvana generally will be entitled to a corresponding deduction for federal income tax purposes, provided it reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss. Capital gain or loss recognized by an optionee on a disposition of shares of common stock will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds 12 months.

An optionee may be entitled to exercise an ISO by delivering shares of common stock to Arvana in payment of the exercise price, if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

In addition to the tax consequences described above, the exercise of ISOs may result in a further “alternative minimum tax” under the Code. The Code provides that an “alternative minimum tax” (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the shares of common stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

Special rules apply if the shares of common stock acquired through the exercise of an ISO is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

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Non-Qualified Stock Options.

The following general rules will be applicable under current federal income tax law to NQSOs granted under the Incentive Plan:

The optionee generally does not recognize any taxable income upon the grant of a NQSO, and Arvana is not entitled to a federal income tax deduction by reason of such grant. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price. Arvana may be required to withhold income tax on this amount. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

Arvana generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO, provided it reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

An optionee may be entitled to exercise a NQSO by delivering shares of common stock to Arvana in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply. Special rules apply if the shares acquired through the exercise of a NQSO is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Restricted Stock Awards.

The following general rules will be applicable under current United States federal income tax law to RSAs granted under the Incentive Plan:

Under normal federal income tax rules, the optionee receiving a Restricted Stock Award is not taxed at the time of the grant (assuming no election under § 83(b) has been made, as discussed below). Instead, the optionee is taxed at vesting when the restrictions lapse. The amount of income subject to tax is the difference between the fair market value of the grant at the time of vesting minus the amount paid for the grant, if any.

For grants that pay in actual shares of common stock, the optionee’s tax holding period begins at the time of vesting, and the optionee’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary compensation income. Upon a later sale of the shares, assuming the optionee holds the shares as a capital asset, the optionee would recognize capital gain income or loss; whether such capital gain would be a short- or long-term gain would depend on the time between the beginning of the holding period at vesting and the date of the subsequent sale.

Under § 83(b) of the Code, optionees can change the tax treatment of their RSA’s. Employees choosing to make the Special Tax 83(b) election are electing to include the fair market value of the stock at the time of the grant minus the amount paid for the shares of common stock (if any) as part of their income (without regard to the restrictions). They will be subject to required tax withholding at the time the restricted stock award shares are received. In addition to the immediate income inclusion, a Special Tax 83(b) election will cause the stock’s holding period to begin immediately after the award is granted.

A Special Tax 83(b) election, optionees are not subject to income tax when the shares of common stock vest (regardless of the fair market value at the time of vesting), and they are not subject to further tax until the shares are sold. Subsequent gains or losses of the stock would be capital gains or losses (assuming the stock is held as a capital asset). However, if an optionee were to leave the company prior to vesting, they would not be entitled to any refund of taxes previously paid or a tax loss with respect to the stock forfeited.

A Special Tax 83(b) election must be filed in writing with the Internal Revenue Service (IRS) no later than 30 days after the date of the grant. Additionally, the employee must send a copy of the Special Tax 83(b) election form to their employer and include a copy when filing their yearly income tax return.

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The employer gets a tax deduction only for amounts on which employees must pay income taxes, regardless of whether a § 83(b) election is made.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO ARVANA’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE INCENTIVE PLAN UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE INCENTIVE PLAN MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE INCENTIVE PLAN, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE INCENTIVE PLAN ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Effective Date

The adoption and qualification of the Incentive Plan cannot be effectuated until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders as required pursuant to the Exchange Act. Given this regulation, we expect that the Incentive Plan will be adopted, qualified and those stock options granted thereunder ratified on or about March 24, 2023.

CONSENTING STOCKHOLDERS

On the Record Date, the following record holders of 21,395,980 shares of common stock in the aggregate consented in writing to the matters stated herein. The total number of shares outstanding as of the Record Date, for purposes of this calculation, is 35,948,518.

Name of Stockholder	Shares of Common Stock Beneficially Owned	Percentage of Ownership
Bondock LLC (1)	21,181,355	58.92%
Sir John Baring (2)	14,625	<0.01%
Orsa & Company (3)	200,000	<0.01%
Total	21,395,980	59.52%
(1)	Bondock LLC is wholly owned by Brian Lovig.
(2)	Sir John Baring is the chairman of Arvana’s Board
(3)	Orsa & Company is wholly owned by Ruairidh Campbell, the chief executive officer and a director of Arvana.

OTHER MATTERS

There have been no proposals submitted by stockholders for consideration, and the Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of Arvana's voting stock.

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EXCHANGE ACT MATTERS

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Neither the Forward-Split nor the Incentive Plan will affect the registration of our common stock under the Exchange Act, our reporting, or other requirements thereunder. Our shares are quoted for trading on the over-the-counter markets under the symbol “AVNI.”

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HASPASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the Commission, we, and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing to us at:

ARVANA INC.

299 Main Street, 13th Floor

Salt Lake City, Utah 84111

Telephone: (801) 232-7395

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in our periodic reports on Form 10-Q and Form 10-K, as filed with the Commission.

WHERE YOU CAN FIND MORE INFORMATION

Arvana files its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents electronically with the Commission under the Exchange Act. You may obtain such reports from the Commission’s website at www.sec.gov. Arvana will also make available, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to § 13(a) or § 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Commission.

Delivery to Stockholders Holding Securities in Brokerage Houses

Arvana will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of shares of common stock held of record.

By Order of the Board of Directors,

/s/ Ruairidh Campbell

Ruairidh Campbell

Chief Executive Officer

March 8, 2023

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Appendix A

Certificate of Change

(Pursuant to NRS 78.209)

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State

Arvana Inc.

Entity or Business Identification Number (NVID): C2632-1977

2. Current Authorized Shares:	The current number of authorized shares and the par value, if any of each class or series if any, of shares before the change.

500,000,000 shares of common stock par value $0.001 per share

3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

500,000,000 shares of common stock par value $0.001 per share

4. Issuance:	The number of shares of each effected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Arvana will issue three (3) shares of common stock for every one (1) share of common stock issued and outstanding immediately prior to the effective date of the stock split.

5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: None.

6. Provisions	The required approval of the stockholders has been obtained.

7. Effective date and time (Optional)	Date: March 31, 2023 Time: 1.PM PST (must be not later than 90 days after the certificate is filed)

8. Signature (Required)	X _______________________ Chief Executive Officer March , 2023
Signature of Officer Title Date

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Appendix II

ARVANA INC.
2022 STOCK INCENTIVE PLAN

Section 1. PURPOSE

1.1 Purpose. The purpose of the Arvana Inc. 2022 Stock Incentive Plan (“Plan”) is to provide a means through which Arvana Inc, a Nevada corporation (“Company”) may attract able persons to serve as employees, directors, or consultants of the Company or its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, may acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, consultant, or director as provided in the Plan.

Section 2. DEFINITIONS

2.1 Definitions. Whenever the following capitalized words or phrases are used, the following definitions will be applicable throughout the Plan, unless specifically modified by any Section:

(a) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person.

(b) “Award” means, individually or collectively, any Option or Restricted Stock Award.

(c) “Board” means the board of directors of the Company.

(d) “Change of Control Value” means the amount determined in accordance with Section 9.4.

(e) “Code” means the Internal Revenue Code, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f) “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1.

(g) “Common Stock” means the common stock of the Company, par value $0.001, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 9.

(h) “Commission” means the Securities and Exchange Commission.

(i) “Company” means Arvana Inc., a Nevada corporation.

(j) “Consultant” means any person who is not an Employee or Director and who is providing services to the Company or any subsidiary corporation (as defined in § 424 of the Code) as an advisor, consultant, or other non-common law employee.

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(k) “Corporate Change” means either (i) the Company not continuing as the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), or (ii) within a 12 month period, the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, or (iii) within a 12 month, period any person or entity, including a “group” as contemplated by § 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power); provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities wholly-owned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity that owns, directly or indirectly, the stock of the Company, (2) any entity with which the Company has merged, or (3) any entity that owns an entity with which the Company has merged.

(l) “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as defined in § 424 of the Code) of the Company.

(m) “Employee” means any person in an employment relationship with the Company or any subsidiary corporation (as defined in § 424 of the Code).

(n) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any specified date, (i) the mean of the high and low sales prices of the Common Stock either (A) if the Common Stock is traded on the National Market System of the NASDAQ, as reported on the National Market System of NASDAQ on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Common Stock are so reported), or (B) if the Common Stock is listed on a national securities exchange, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Common Stock are so reported); (ii) if the Common Stock is not traded on the National Market System of the NASDAQ or a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded; or (iii) in the event Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion through the reasonable application of a reasonable valuation method that considers applicable factors affecting market value and all information available as of the valuation date in accordance with the principles set forth in Treasury Regulation § 1.409A-1(b)(5)(iv)(B).1

(p) “Forfeiture Restrictions” will have the meaning assigned to such term in Section 8.2. been granted an Award within the meaning of § 422 of the Code.2

(q)  “Holder” means an Employee, Consultant, or Director who has been granted an Award.

(r)  “Incentive Stock Option” means an incentive stock option within § 422 of the Code.

(s)  “Non-statutory Stock Option” means Options that do not constitute Incentive Stock Options.

(t) “Option” means an Award granted under Section 7 and includes both Incentive Stock Options and Non-statutory Stock Options.

_________________________________________

1 The rules under § 409A are technical in nature. Prior to determining the exercise value, Holders should consult with accounting professionals with experience with equity compensation matters and legal counsel to confirm compliance.

2

(u) “Option Agreement” means a written agreement between the Company and a Holder with respect to a Stock Option Award.

(v) “Plan” means the Arvana Inc. 2022 Stock Incentive Plan, as amended from time to time.

(w) “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(x) “Restricted Stock Award” means an Award granted under Section 8.3

(y) “Rule 16b-3” means Commission Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.

(z) “§ 409A” means Section 409A of the Code.

2.2 Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will be deemed to include the feminine gender.

2.3 Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conflict between such headings and the text of the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated.

Section 3. EFFECTIVE DATE AND DURATION OF THE PLAN

3.1 Effective Date. The Plan will become effective upon the date of its adoption by the Board; provided, however, that the Plan is approved by the stockholders of the Company within 12 months after adoption. Notwithstanding any provision in the Plan, in any Option Agreement, or in any Restricted Stock Agreement, no Option will be exercisable and no Restricted Stock Award will vest prior to stockholder approval.

3.2 Duration of Plan. No further Awards may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisfied or expired and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

Section 4. ADMINISTRATION

4.1 Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board, in the absence of which appointment the Board will serve as the Committee responsible for administration of the Plan. Notwithstanding the foregoing, the Committee appointed will be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in § 162(m) of the Code and applicable interpretive authority under the Code and within the meaning of “Non-Employee Director” as defined in Rule 16b-3).

4.2 Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees, Consultants, or Directors will receive an Award, the time or times when such Award will be made, whether an Incentive Stock Option or Non-statutory Stock Option will be granted, and the number of shares to be subject to each Option or Restricted Stock Award. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant.

_______________________________________

2 A plan that offers incentive stock options must be approved by shareholders and directors pursuant to the rules under the Internal Revenue Code.

3 Prior to accepting the grant of restricted stock, a prospective grantee should consult with accounting professionals with experience with equity compensation matters and legal counsel a grant may trigger taxes under the Internal Revenue Code that are the result of what are sometimes called “Phantom Gains” and should be addressed prior to grant.

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4.3 Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, including such terms, restrictions, and provisions as will be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons.

4.4 Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

Section 5. STOCK SUBJECT TO THE PLAN

5.1 Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the termination of the Plan will cease to be subject to the Plan, but until termination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan.

5.2 Plan and Individual Limitations on Shares. Subject to adjustment in the same manner as provided in Section 9 with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan will not exceed three million five hundred thousand 3,500,000 shares. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted under the Plan to any one individual during any calendar year may not exceed two hundred and fifty thousand (250,000) shares (as adjusted from time to time in accordance with the provisions of the Plan). Shares will be deemed to have been issued under the Plan only (1) to the extent actually issued and delivered pursuant to an Award or (2) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award will again be available for the grant of an Award. The limitation set forth in the preceding sentences will be applied in a manner that will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of § 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under § 162(m) of the Code and applicable interpretative authority under the Code, shares subject to Options that are canceled or repriced.

Section 6. GRANT OF AWARDS

6.1 Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors.

6.2 Grant of Awards. The Committee may from time to time in its discretion grant Awards to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, a Non-statutory Stock Option, a Restricted Stock Award, or any combination thereof.4

_______________________________________

4 When an Award of options or stock is granted, the Company will provide a Notice of Grant and enter into a Stock Option or Restricted Stock Award Agreement with the Holder as applicable.

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Section 7. STOCK OPTIONS

7.1 Option Period. The term of each Option will be as specified by the Committee at the date of grant.

7.2 Limitations on Vesting and/or Exercise of Option. An Option will vest and/or be exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant and Option Agreement. The Committee in its discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Holder’s continued employment as an Employee with the Company or continued service as a Consultant or Director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option.

7.3 Special Limitations on Incentive Stock Options.

(a) An Incentive Stock Option may be granted only to an individual who is an Employee at the time the Option is granted.

(b) No Incentive Stock Option will be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of § 422(b)(6) of the Code, unless (1) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (2) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(c) If an Option is designated as an Incentive Stock Option in the Notice of Grant of Stock Option, to the extent that such Option (together with all Incentive Stock Options granted to the Optionee under the Plan and all other stock option plans of the Company and its parent and subsidiaries) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than $100,000, the portion of each such Incentive Stock Option that exceeds such amount will be treated as a Non-statutory Stock Option. For purposes of this Subsection, Options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of Common Stock is determined as of the time the Option with respect to such Common Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Subsection, such different limitation will be deemed incorporated in the Plan effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Non-statutory Stock Option in part by reason of the limitation set forth in this Subsection, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee will be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion will be issued upon the exercise of the Option.

(d) An Incentive Stock Option (1) will not be transferable otherwise than by will or the laws of descent and distribution and (2) will be exercisable during the Holder’s lifetime only by such Holder or his guardian or legal representative.

(e) The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted.

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7.4 Option Agreement.5

(a) Each Option will be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve, including, without limitation, provisions to qualify an Incentive Stock Option under § 422 of the Code and provisions relating to vesting and exercisability. The terms and conditions of the Options and respective Option Agreements need not be identical. Subject to the consent of the Holder, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable).

(b) Each Option Agreement will specify the effect of termination of (1) employment, (2) the consulting, advisory, or other non-common law employee relationship, or (3) membership on the Board, as applicable, on the vesting and/or exercisability of the Option.

(c) An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded.

7.5 Option Price, Payment, and Exercise. Subject to Sections 7.3(b) and 7.3(e) with respect to Incentive Stock Options, the price at which a share of Common Stock may be purchased upon exercise of an Option will be determined by the Committee but will not be less than 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion of the Option may be exercised by delivery of an irrevocable notice of exercise to the Secretary of the Company, except as may otherwise be provided in the Option Agreement. The purchase price of the Option or portion of the Option will be paid in full in the manner prescribed by the Committee. Separate stock certificates will be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Non-statutory Stock Option.

7.6 Stockholder Rights and Privileges. The Holder will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

7.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become Employees, Consultants, or Directors as a result of a merger, consolidation, or other business combination of the employing corporation with the Company or any subsidiary.

Section 8. RESTRICTED STOCK AWARDS

8.1 Restricted Stock Agreement. At the time any Award is made under this Section 8.1, the Company and the Holder will enter into a Restricted Stock Agreement setting forth each of the term contemplated by the Plan and such other terms as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

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5 When an Award of options is granted, the Company will provide a Notice of Grant, and enter into a Stock Option Agreement with the Holder.

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8.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (“Forfeiture Restrictions”). The Forfeiture Restrictions will be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions will lapse upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Holder’s continued employment as an Employee with the Company or continued service as a Consultant or Director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Restricted Stock Award may, in the discretion of the Committee, have different Forfeiture Restrictions.

8.3 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award will be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. Unless otherwise provided in the Restricted Stock Agreement, the Holder will have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject to such Restricted Stock Agreement, and to enjoy all other stockholder rights, except that (1) the Holder will not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have lapsed, (2) the Company will retain custody of the stock until the Forfeiture Restrictions have lapsed, (3) the Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the Forfeiture Restrictions have lapsed, and (4) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement will cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death, or otherwise) of a Holder prior to lapse of the Forfeitures Restrictions. Such additional terms, conditions, or restrictions will be set forth in the Restricted Stock Agreement made in conjunction with the Award. Subject to the consent of the Holder and the restriction set forth in the last sentence of Section 8.4 below, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

8.4 Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, cause any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award to be fully vested, and, upon such vesting, all restrictions applicable to such Restricted Stock Award will lapse as of such date. Any action by the Committee pursuant to this Section may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder. Notwithstanding the preceding provisions of this Section, the Committee may not take any action described in this Section with respect to a Restricted Stock Award that has been granted to a “covered employee” (within the meaning of Treasury Regulation § 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under § 162(m) of the Code.

8.5 Payment for Restricted Stock. The Committee will determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award; provided, however, that, in the absence of such a determination, a Holder will not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

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Section 9. RECAPITALIZATION OR REORGANIZATION

9.1 No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding.

9.2 Adjustment in the Event of Stock Subdivision, Consolidation, or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company will effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan.

9.3 Adjustment in the Event of Recapitalization or Corporate Change.

(a) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

(b) If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Holder, will effect one or more of the following alternatives, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder:

(i) Accelerate the vesting of any Options (or any portion of any Option) then outstanding;

(ii) Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders under such Options will terminate;

(iii) Require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options (or any portion of such Options) held by such Holders (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;

(iv) Make such adjustments to Options (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion of such Options) then outstanding); or

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(v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

9.4 Change of Control Value. For purposes of Section 9.3(b)(iii) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable:

(a) The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction;

(b) The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or

(c) If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.

In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9.4 or in Section 9.3, above, consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash.

9.5 Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award will be appropriately adjusted by the Committee as to the number and price of shares of Common Stock or other consideration subject to such Award, without changing the aggregate purchase price or value as to which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individual will be appropriately adjusted by the Committee, whose determination will be conclusive and binding on all parties.

9.6 Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken.

9.7 No Adjustment Except as Provided in the Plan and Permitted by § 409A. Except as expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe for such shares or other securities, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable. Notwithstanding as otherwise provided in this Section 9, no adjustment shall be made by the Committee that will subject an Award to § 409A or otherwise cause an Award to not comply with the requirements of § 409A.

Section 10. AMENDMENT AND TERMINATION OF THE PLAN

10.1 Termination of Plan. The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted.

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10.2 Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair the rights of the Holder without the consent of the Holder; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan, (2) change the class of individuals eligible to receive Awards under the Plan, or (3) otherwise modify the Plan in a manner that would require shareholder approval under applicable exchange rules and under the Code

Section 11. MISCELLANEOUS

11.1 No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee, Consultant, or Director any right to be granted an Option, any right to a Restricted Stock Award, or any other rights under the Plan except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth in such Agreement.

11.2 Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award.

11.3 No Employment/Consulting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to terminate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. Nothing contained in the Plan will confer upon any Director any right with respect to continuation of membership on the Board.

11.4 Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid.

11.5 Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations.

11.6 No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, Director, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action.

11.7 Restrictions on Transfer. An Award (other than an Incentive Stock Option, which will be subject to the transfer restrictions set forth in Section 7.3) will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee.

11.8 Governing Law. The Plan will be construed in accordance with the laws of the state of Utah.

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